UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2025

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34780	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Street Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2025, Focus Universal Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”). The Company engaged Broadridge Financial Services, Inc. to tabulate the proxies and, the Company’s CFO, Irving Kau, was duly appointed as the Inspector of Election and tabulated the votes cast at the Annual Meeting. Of the 7,124,013 shares of the Company’s common stock outstanding as of April 21, 2025, the record date for the Annual Meeting, 5,555,398 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, representing a quorum. The following matters were voted upon at the Annual Meeting and the vote with respect to each such matter are set forth below:

1.       Proposal One – Election of Directors. The election of the following named persons to serve as members of the Board of Directors of the Company until the annual meeting of shareholders to be held in 2026 (or action by written consent of shareholders in lieu thereof), or until their successors have been duly elected and qualified. The votes cast were as follows:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Dr. Desheng Wang	4,691,447	3,912	600	859,439
Dr. Edward Lee	4,685,036	10,324	599	859,439
Michael Pope	4,558,102	137,257	600	859,439
Carine Clark	4,561,996	133,364	599	859,439
Sean Warren	4,561,750	133,607	602	859,439

2.       Proposal Two – Ratification of Selection of Independent Registered Public Accounting Firm. The ratification of the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,507,398	47,767	233	0

3.       Proposal Three – Approve to Increase the Number of Authorized Shares of Common Stock. To approve, subject to the Board of Directors’ discretion to adopt, an amendment and restatement to our Articles of Incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share (“Common Stock”), from 15,000,000 shares to a total of 25,000,000 shares. The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,438,642	110,520	6,236	0

4.        Proposal Four – Approve to Authorize Shares of Preferred Stock. To approve, subject to the Board of Directors’ discretion to adopt, an amendment and restatement to our Articles of Incorporation to authorize 5,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”). The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,566,358	129,210	391	859,439

5.        Proposal Five – Say on Pay. To approve, on a non-binding advisory basis, the compensation of our named executives. The votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,688,113	7,062	784	859,439

6.        Proposal Six – Say on Frequency. To approve, on a non-binding advisory basis, the frequency of the shareholder advisory vote on the compensation of our named executives. The votes cast were as follows:

Votes For 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions
4,130,023	1,562	561,242	3,132

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2025

FOCUS UNIVERSAL, INC.

By:	/s/ Desheng Wang
Name:	Desheng Wang
Title:	Chief Executive Officer

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